SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report(Date of earliest event reported): August 22, 1996





                         NORTH CENTRAL BANCSHARES, INC.
                               825 CENTRAL AVENUE
                             FORT DODGE, IOWA 50501
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                    (Address of principal executive offices)


           IOWA                        0-27672                 42-1449849
- ---------------------------       ----------------        -------------------
State or other jurisdiction       (Commission file        (I.R.S. Employer
      of incorporation)                Number)            Identification No.)








        Registrant's telephone number, including area code: 515-576-7531






                                 NOT APPLICABLE
      -------------------------------------------------------------
      (Former name or former address, if changes since last report)











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Item 5.  Other Events

         On August 22, 1996, the Board of Directors of North Central Bancshares, Inc. (the "Company") unanimously approved the declaration and payment of a regular quarterly cash dividend. The cash dividend will amount to $.0625 per share, will be payable to stockholders of record as of September 12, 1996 and will be paid on October 10, 1996.

         A press release, issued on August 26, 1996, detailing the foregoing is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         The following Exhibit is filed as part of this report:

                  Exhibit 99:       Press Release

































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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of
        1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         NORTH CENTRAL BANCSHARES, INC.



                              Date: August 26, 1996



                          By: /s/ John L. Pierschbacher
                              -------------------------

                             John L. Pierschbacher, CPA
                            Principal Financial Officer























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